SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 15, 2016

Sunvalley Solar, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-150692	20-8415633
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

398 Lemon Creek Dr., Suite A Walnut, CA	91789
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  909-598-0618

__________________________N/A________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

As previously disclosed in our Quarterly Report on Form 10-Q filed May 23, 2016, we entered into a Securities Purchase Agreement with the shareholders of Rayco Energy, Inc. (“Rayco”) effective May 15, 2016. Under the Agreement, we acquired 100% of Rayco’s issued and outstanding shares of capital stock.

Filed herewith are the audited financial statements for Rayco for the fiscal years ended December 31, 2015 and 2014, together with the unaudited financial statements for Rayco for the quarter ended March 31, 2016. In addition, pro forma consolidated financial statements for the periods ended December 31, 2015 and March 31, 2016 are filed herewith.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Audited Financial Statements of Rayco Energy, Inc. for the years ended December 31, 2015 and 2014.
99.2	Unaudited Financial Statements for Rayco Energy, Inc. for the periods ended March 31, 2016 and 2015
99.3	Pro forma consolidated financial statements for the year ended December 31, 2015 and for the period ended March 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunValley Solar, Inc.

Zhijian (James) Zhang__________________________________

Zhijian Zhang
Chief Executive Officer

Date: January 27, 2017

RAYCO ENERGY, INC.

FINANCIAL STATEMENTS

For the Years Ended

December 31, 2015 and 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Rayco Energy, Inc.

We have audited the accompanying balance sheets of Rayco Energy, Inc. as of December 31, 2015 and 2014, and the related statements of operations, stockholders’ deficit, and cash flows for each of the years in the two year period ended December 31, 2015. Rayco Energy, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rayco Energy, Inc. as of December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the years in the two year period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered net losses since inception and has accumulated a significant deficit. These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sadler, Gibb & Associates, LLC

Salt Lake City, UT

January 25, 2017

RAYCO ENERGY, INC.
Balance Sheets

	December 31,	December 31,
	2015	2014

ASSETS

CURRENT ASSETS

Cash and cash equivalents	$156,624	$73,866
Contracts receivable, net	101,845	27,284
Inventory, net	81,808	-
Prepaid expenses and other current assets	1,350	1,000

Total current assets	341,627	102,150

PROPERTY AND EQUIPMENT, NET	21,114	-

OTHER ASSETS

Deposits	3,350	-

Total other assets	3,350	-

TOTAL ASSETS	$366,091	$102,150

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES

Accounts payable and accrued expenses	$1,070,934	$185,395
Customer deposits	160,369	5,356
Related party payable	32,611	-
Short-term loans	12,800	-

Total current liabilities	1,276,714	190,751

TOTAL LIABILITIES	1,276,714	190,751

STOCKHOLDERS' DEFICIT

Common stock, $0.001 par value, 3,000 shares
authorized, 3,000 shares issued and outstanding	3	3
Additional paid-in capital	(3)	(3)
Accumulated deficit	(910,623)	(88,601)

Total Stockholders' Deficit	(910,623)	(88,601)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$366,091	$102,150

The accompanying notes are an integral part of these financial statements.

RAYCO ENERGY, INC.
Statements of Operations

		For the Period From
	For the Year Ended	Inception on March 26, 2014
	December 31,	Through December 31,
	2015	2014

REVENUES	$2,619,404	$822,200
COST OF SALES	2,662,064	750,301
GROSS PROFIT (LOSS)	(42,660)	71,899

OPERATING EXPENSES

Salaries and wages	390,580	71,767
Selling, general and administrative	344,071	31,794
Professional fees	37,545	56,939

Total Operating Expenses	772,196	160,500

LOSS FROM OPERATIONS	(814,856)	(88,601)

OTHER EXPENSES

Interest expense	(7,166)	-

Total other expenses	(7,166)	-

LOSS BEFORE TAXES	(822,022)	(88,601)

Provision for income taxes	-	-

NET LOSS	$(822,022)	$(88,601)

BASIC AND DILUTED LOSS PER SHARE	$(274.01)	$(29.53)

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER
OF COMMON SHARES OUTSTANDING	3,000	3,000

The accompanying notes are an integral part of these financial statements.

RAYCO ENERGY, INC.
Statement of Stockholders' Deficit

			Additional
	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balance at Inception on March 26, 2014	-	-	-	-	-

Issuance of Founders Shares	3,000	3	(3)	-	-

Net loss for the period ended December 31, 2014	-	-	-	(88,601)	(88,601)

Balance at December 31, 2014	3,000	3	(3)	(88,601)	(88,601)

Net loss for the year ended December 31, 2015	-	-	-	(822,022)	(822,022)

Balance at December 31, 2015	3,000	$3	$(3)	$(910,623)	$(910,623)

The accompanying notes are an integral part of these financial statements.

RAYCO ENERGY, INC.
Statements of Cash Flows
		For the Period From
	For the Years Ended	Inception on March 26, 2014
	December 31,	Through December 31,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(822,022)	$(88,601)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	103	-
Changes in operating assets and liabilities:
Accounts receivable	(74,561)	(27,284)
Inventory	(81,808)	-
Prepaid expenses and other assets	(350)	(1,000)
Other long-term asset	(3,350)	-
Accounts payable and accrued expenses	885,539	166,061
Customer deposits	155,013	5,356
Related party payable	32,611	-
Net Cash Provided by Operating Activities	91,175	73,866

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of equipment	(21,217)	-
Net Cash Used in Investing Activities	(21,217)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds of notes payable	50,000	-
Repayments of notes payable	(37,200)	-
Net Cash Provided by Financing Activities	12,800	-

NET CHANGE IN CASH	82,758	73,866
CASH AT BEGINNING OF YEAR	73,866	-
CASH AT END OF YEAR	$156,624	$73,866

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

CASH PAID FOR:
Interest	$4,702	$-
Income taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

RAYCO ENERGY, INC.

 Notes to Financial Statements

December 31, 2015 and 2014

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Rayco Energy, Inc. (“the Company”) was incorporated on March 26, 2014 under the laws of the State of California.

The Company markets, sells, designs and installs solar panels for residential and commercial customers. The Company’s primary market is in the state of California, however the Company may sell anywhere in the United States.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Going Concern

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from the parent company, Sunvalley Solar, to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting.  The Company has elected a December 31, year-end.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates made in preparing the financial statements include the allowance for doubtful accounts, percentage of completion revenue recognition, accrued warranty, convertible debt derivative liabilities and discount expenses. To the extent there are material differences between estimates and the actual results, future results of operations will be affected.

Operating Segments

The Company operates in one operating segment.

Cash and Cash Equivalents

Cash equivalents are comprised of certain highly liquid investments with original maturities of three months or less when purchased.  The Company maintains its cash in bank deposit accounts which at times may exceed federally insured limits.  The Company has not experienced any losses related to this concentration of risk. As of December 31, 2015 and 2014, the Company had $156,624 and $73,866, respectively, in cash in bank deposits which did not exceed the $250,000 federally insured limits.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Basic and Diluted Loss per Common Share

Basic loss per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are -0- common stock equivalents outstanding as of December 31, 2015 and 2014.

Contracts Receivable

The Company’s contracts receivable consist primarily of accounts due from wholesale customers, and contracts due from installation customers, with the most significant amounts arising from installation contracts. Receivables are due within 30 days on wholesale contracts, while receivables on installation contracts are due in installments over terms ranging from five to seven years. The Company performs periodic credit evaluations of its customers’ respective financial conditions and does not require collateral. Credit losses have consistently been within management’s expectations. An allowance for doubtful accounts is recorded when it is probable that all or a portion of a contracts receivable balance will not be collected. The Company’s allowance for doubtful accounts consisted of the following as of December 31, 2015 and 2014:

	December 31, 2015	December 31, 2014
Current portion	$101,845	$27,284
Long-term portion	-	-
Total allowance for doubtful accounts	$101,845	$27,284

Inventory

Inventory is stated at the lower of cost or net realizable value. Cost is determined on an average cost basis; and the inventory is comprised of raw materials and finished goods. Raw materials consist of fittings and other components necessary to assemble the Company’s finished goods.  Finished goods consist of solar panels ready for installation and delivery to customers.

At each balance sheet date, the Company evaluates its ending inventory for excess quantities and obsolescence. This evaluation includes an analysis of sales levels by product type.  Among other factors, the Company considers current product configurations, historical and forecasted demand, market conditions and product life cycles when determining the net realizable value of the inventory. Provisions are made to reduce excess or obsolete inventories to their estimated net realizable values. Once established, write-downs are considered permanent adjustments to the cost basis of the excess or obsolete inventory.

Property and Equipment

Property and equipment are stated at cost.  Depreciation is computed using the straight-line method over the estimated useful lives of the depreciable assets.   Management evaluates useful lives regularly in order to determine recoverability taking into consideration current technological conditions.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment (Continued)

Maintenance and repairs are charged to expense as incurred; additions and betterments are capitalized. Upon retirement or sale, the cost and related accumulated depreciation of the disposed assets are removed, and any resulting gain or loss is recorded. Fully depreciated assets are not removed from the accounts until physical disposition. The estimated useful lives are as follows:

Classification	Useful life
Software	3 years
Office equipment	5 years

Long-Lived Assets

Long-lived assets, such as property, plant, and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by an asset to the carrying value of the asset. If the carrying value of the long-lived asset is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

Based on this analysis, the Company believes that no impairment of the carrying value on its long-lived assets existed at December 31, 2015 and 2014.

Customer Deposits

Customer deposits represent advance payments received for installation projects. Typically the Company will receive five percent of a contract total at the commencement of the installation project. These amounts are recorded as liabilities until such time that the Company has performed the majority of its contractually agreed-upon work, at which time the deposits are recognized as revenue in accordance with the Company’s revenue recognition policy.

Revenue and Costs of Revenues

The Company’s revenue consists of solar and LED installation projects, both to commercial and residential customers.  Revenues from fixed-price and cost-plus contracts are recognized on the percentage of completion method, whereby revenues on long-term contracts are recorded on the basis of the Company’s estimates of the percentage of completion of contracts based on the ratio of the actual cost incurred to total estimated costs. This cost-to-cost method is used because management considers it to be the best available measure of progress on these contracts. Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned, measured on the cost-to-cost method.

Cost of revenues include all direct material, sub-contract, labor, and certain other direct costs, as well as those indirect costs related to contract performance, such as indirect labor and fringe benefits. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changed in job performance, job conditions and estimated profitability may result in revisions to cost and income, which are recognized in the period in which the revisions are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders, and settlements, are accounted for as changes in estimates in the current period. Claims for additional contract revenue are recognized when realization of the claim in probable and the amount can be reasonably determined.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue and Costs of Revenues (Continued)

The asset, “cost and estimated earnings in excess of billings on uncompleted contracts” represents revenues recognized in excess of amounts billed. The liability, “billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized. As of December 31, 2015 and 2014, there were no uncompleted contracts or costs in excess of billings.

Cost of sales totaled $2,662,064 and $750,301 during the year ended December 31, 2015 and during the period from inception on March 26, 2014 through December 31, 2014, respectively.

Advertising Expenses

Advertising expenses are expensed as incurred. Total advertising expenses amounted to $89,158 and $5,699 for the year ended December 31, 2015 and during the period from inception on March 26, 2014 through December 31, 2014, respectively.

Income Taxes

The Company applies the asset and liability method of accounting for income taxes. The asset and liability method requires that the current or deferred tax consequences of all events recognized in the financial statements are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years. Deferred tax assets are reviewed for recoverability and the Company records a valuation allowance to reduce its deferred tax assets when it is more likely than not that all or some portion of the deferred tax assets will not be recovered.

The Company recognizes and measures any uncertain tax positions using a “more-likely-than-not” approach. Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will to be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Fair Value Measurements

The fair value of a financial instrument is the amount that could be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Financial assets are marked to bid prices and financial liabilities are marked to offer prices. Fair value measurements do not include transaction costs. A fair value hierarchy is used to prioritize the quality and reliability of the information used to determine fair values. Categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fair value hierarchy is defined into the following three categories:

Level 1 – Quoted prices in active markets for identical assets or liabilities;

Level 2 – Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable; and

Level 3 – Unobservable inputs that are supported by little or no market activity, therefore requiring an entity to develop its own assumptions about the assumptions that market participants would use in pricing.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued since the last audit of the financial statements. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 – INVENTORY

The Company’s inventory consisted of the following at December 31, 2015 and December 31, 2014:

	December 31, 2015	December 31, 2014
Raw materials	$-	$-
Work in progress	-	-
Finished goods	81,808	-
Total inventory	$81,808	$-

The Company’s reserve for excess and obsolete inventory amounted to $-0- and $-0- as of December 31, 2015 and 2014.

NOTE 4 – PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at December 31, 2015 and 2014:

	December 31, 2015	December 31, 2014
Computer and equipment	$1,217	$-
Software	20,000	-
Total property and equipment	21,217	-
Less: accumulated depreciation	(103)	-
Property and equipment, net	21,114	-

Depreciation expense for the year ended December 31, 2015 and during the period from inception on March 26, 2014 through December 31, 2014, was $103 and $-0-, respectively.

NOTE 5 – SHORT TERM LOANS

On April 29, 2015, the Company entered into a loan agreement for $50,000, bearing interest at 24% and with a maturity date of March 9, 2016. During the year ended December 31, 2015, the Company made principal payments of $37,200, leaving a balance due of $12,800. Interest expense incurred and paid on the loan from the period from origination through December 31, 2015 was $4,702.

NOTE 6 – STOCKHOLDERS’ EQUITY

At inception, the Company issued 3,000 shares of common stock as founder’s shares. No shares of common stock were issued during the year ended December 31, 2015.

NOTE 7 – INCOME TAXES

The Company determines whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. If the more-likely-than-not threshold is met, a company must measure the tax position to determine the amount to recognize in the financial statements.

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Net deferred tax assets consist of the following components:

	December 31, 2015	December 31, 2014
Deferred tax asset:
Net operating loss carryforwards	$(309,428)	$29,941
Valuation allowance	309,428	(29,941)
Net deferred tax asset	$-	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income statutory tax rates to pretax income (loss) from continuing operations as follows:

	December 31, 2015	December 31, 2014

Tax benefit at statutory rates	$(279,487)	$(29,941)
Change in valuation allowance	279,487	29,941
Net provision for income taxes	$-	$-

The Company has accumulated net operating loss carryovers of approximately $910,083 as of December 31, 2015 which are available to reduce future taxable income. Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for federal income tax reporting purposes may be subject to annual limitations. A change in ownership may limit the utilization of the net operating loss carry forwards in future years. The tax losses begin to expire in 2033. The fiscal years 2015 and 2014 remain open to examination by federal tax authorities and other tax jurisdictions.

NOTE 8 – RELATED PARTY TRANSACTIONS

The Company has recorded advances from related parties and expenses paid by related parties on behalf of the Company as related party payables. As of December 31, 2014 and December 31, 2015, respectively, the related party payable outstanding balance totaled $0 and $32,611, respectively. These payables are non-interest bearing, unsecured, and are due on demand.

NOTE 9 – SUBSEQUENT EVENTS

A security purchase agreement was entered into by and among the Shareholders of Rayco Energy, Inc. (“Rayco”), and Sunvalley Solar Inc., (“Sunvalley”) on May 15, 2016. Sunvalley shall purchase 100% of Rayco’s issued and outstanding shares of capital stock in exchanged for Sunvalley’s seventy five thousand and five hundred (75,500) Series B Preferred Shares which are convertible to 10 shares of Sunvalley’s common stock.  In addition, Sunvalley agrees to pay an additional $350,000 in cash to shareholders of Rayco, conditioned upon the 2016 net profit from the operation of Rayco, as a wholly-owned subsidiary of Sunvalley, being in excess of $10,000 (the “Condition”).  Sunvalley also agrees to invest no less than $350,000 working capital into Rayco after closing for its current projects and working capital. To evidence the unpaid balance of the purchase price, Sunvalley shall issue to Rayco’s shareholders 6% subordinated promissory notes in the aggregate amount $350,000, payable only upon Rayco’s 2016 net operating profit being in excess of $10,000 with interest and principal payable monthly on first day of each month commencing May 1, 2017.  Prepayments may be made at any time as the Company’s cash flow allows, as determined by the Sunvalley’s Board of Directors.  In the event that the Condition is not met, such notes shall be deemed null and void.  Both Sunvalley and Rayco agree that the acquisition shall be accounted for as if such acquisition had occurred upon the close of the business on May 15, 2016 (the “Effective Date”), regardless of when the closing in fact occurs.

In accordance with ASC 855, Company management reviewed all material events through the date of this report and there are no material subsequent events to report.

RAYCO ENERGY, INC.

CONDENSED FINANCIAL STATEMENTS

For the Quarter Ended

March 31, 2016

RAYCO ENERGY, INC.
Condensed Balance Sheets

ASSETS
	March 31,	December 31,
	2016	2015
	(unaudited)
CURRENT ASSETS
Cash and cash equivalents	$51,192	$156,624
Contracts receivable, net	333,371	101,845
Inventory	36,670	81,808
Prepaid expenses and other current assets	-	1,350

Total current assets	421,233	341,627

PROPERTY AND EQUIPMENT, NET	19,346	21,114

OTHER ASSETS
Deposits	3,350	3,350

Total other assets	3,350	3,350

TOTAL ASSETS	$443,929	$366,091

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$898,280	$1,070,934
Customer deposits	44,824	160,369
Short-term loans	85,933	12,800
Related party payable	32,611	32,611

TOTAL LIABILITIES	1,061,648	1,276,714

STOCKHOLDERS' DEFICIT

Common stock, $0.001 par value, 3,000 shares
authorized, 3,000 shares issued and outstanding	3	3
Additional paid-in capital	(3)	(3)
Accumulated deficit	(617,719)	(910,623)

Total Stockholders' Deficit	(617,719)	(910,623)

TOTAL LIABILITIES AND
STOCKHOLDERS' DEFICIT	$443,929	$366,091

The accompanying notes are an integral part of these condensed financial statements.

RAYCO, ENERGY INC.
Condensed Statements of Income
(unaudited)

	For the Three Months Ended
	March 31,
	2016	2015

REVENUES	$965,056	$451,199
COST OF SALES	537,136	238,040

GROSS PROFIT	427,920	213,159

OPERATING EXPENSES

Salaries and wages	80,231	86,082
Professional fees	6,343	11,253
General and administrative	31,558	20,048

Total Operating Expenses	118,132	117,383

INCOME FROM OPERATIONS	309,788	95,776

OTHER INCOME (EXPENSES)
Other income	13	-
Interest expense	(16,897)	(639)
Loss on disposal of assets	-	-

Total other income (expenses)	(16,884)	(639)

INCOME BEFORE TAXES	292,904	95,137

Provision for income taxes	-	-

NET INCOME	$292,904	$95,137

BASIC AND DILUTED EARNINGS PER SHARE	$97.63	$31.71
BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	3,000	3,000

The accompanying notes are an integral part of these condensed financial statements.

RAYCO ENERGY, INC.
Condensed Statements of Cash Flows
(unaudited)
	For the Three Months Ended
	March 31,
	2016	2015

OPERATING ACTIVITIES:

Net income	$292,904	$95,137
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	1,768	-
Changes in operating assets and liabilities:
Inventory	-	1,000
Accounts receivable	(231,526)	(75,702)
Other assets	45,138	(632)
Prepaid expenses	1,350	-
Accounts payable and accrued expenses	(288,199)	(72,227)
Accrued warranty expenses	-	-
Customer deposits	-	-

Net Cash Used in Operating Activities	(178,565)	(52,424)

INVESTING ACTIVITIES:

Net Cash Used in Investing Activities	-	-

FINANCING ACTIVITIES:

Proceeds of notes payable	106,783	-
Repayment of notes payable	(33,650)	-

Net Cash Used in Financing Activities	73,133	-

NET CHANGE IN CASH	(105,433)	(52,424)
CASH AT BEGINNING OF PERIOD	156,624	73,866

CASH AT END OF PERIOD	$51,191	$21,442

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

CASH PAID FOR:
Interest	$16,897	$-
Income taxes	$-	$-

The accompanying notes are an integral part of these condensed financial statements.

RAYCO ENERGY, INC.

 Notes to Condensed Financial Statements

March 31, 2016 and December 31, 2015

NOTE 1 - CONDENSED FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at March 31, 2016, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2015 audited consolidated financial statements.  The results of operations for the periods ended March 31, 2016 and 2015 are not necessarily indicative of the operating results for the full years.

NOTE 2 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from the parent company, Sunvalley Solar, to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued since the last audit of the financial statements. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Basic and Diluted Loss per Common Share

Basic loss per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are -0- common stock equivalents outstanding as of March 31, 2015.

Inventory

Inventory is stated at the lower of cost or net realizable value. Cost is determined on an average cost basis; and the inventory is comprised of raw materials and finished goods. Raw materials consist of fittings and other components necessary to assemble the Company’s finished goods.  Finished goods consist of solar panels ready for installation and delivery to customers.

The Company’s inventory consisted of the following at March 31, 2016 and December 31, 2015:

	March 31, 2016	December 31, 2015
Raw materials	$-	$-
Work in Progress	-	-
Finished goods	36,670	81,808
TOTAL	$36,670	$81,808

 NOTE 4 – PROPERTY AND EQUIPMENT

The following is a summary of property and equipment at March 31, 2016 and December 31, 2015:

	March 31, 2016	December 31, 2015
Computer and equipment	$1,217	$1,217
Software	20,000	20,000
Total property and equipment	21,217	21,217
Less: accumulated depreciation	(1,871)	-0-
Property and equipment, net	19,346	21,114

Depreciation expense for the quarter ended March 31, 2016 and the year ended December 31, 2015 was $1,817 and $103, respectively.

NOTE 5 – SHORT TERM LOANS

On April 29, 2015, the Company entered into a loan agreement for $50,000, bearing interest at 24.9% and with a maturity date of March 9, 2016. As of December 31, 2015, the principal balance on the note was $12,800. On January 4, 2016, the Company entered into a loan agreement for $120,000, bearing interest at 24.9% and with a maturity date of March 9, 2016 to pay off the remaining principal and interest balance and provide further working capital. After paying off the previous loan and associated fees, the net cash proceeds from the second loan were $102,564. During the three months ended March 31, 2016, the Company made principal payments of $16,631, leaving a balance due of $85,933. Interest expense incurred and paid on the loan the three months ended March 31, 2016 was $16,897.

NOTE 6 – RELATED PARTY TRANSACTIONS

The Company has recorded advances from related parties and expenses paid by related parties on behalf of the Company as related party payables. As of March 31, 2016 and December 31, 2015, respectively, the related party payable outstanding balance totaled $32,611 and $32,611, respectively. These payables are non-interest bearing, unsecured, and are due on demand.

NOTE 7 – SUBSEQUENT EVENTS

A security purchase agreement was entered into by and among the Shareholders of Rayco Energy, Inc. (“Rayco”), and Sunvalley Solar Inc., (“Sunvalley”) on May 15, 2016. Sunvalley shall purchase 100% of Rayco’s issued and outstanding shares of capital stock in exchanged for Sunvalley’s seventy five thousand and five hundred (75,500) Series B Preferred Shares which are convertible to 10 shares of Sunvalley’s common stock.  In addition, Sunvalley agrees to pay an additional $350,000 in cash to shareholders of Rayco, conditioned upon the 2016 net profit from the operation of Rayco, as a wholly-owned subsidiary of Sunvalley, being in excess of $10,000 (the “Condition”).  Sunvalley also agrees to invest no less than $350,000 working capital into Rayco after closing for its current projects and working capital. To evidence the unpaid balance of the purchase price, Sunvalley shall issue to Rayco’s shareholders 6% subordinated promissory notes in the aggregate amount $350,000, payable only upon Rayco’s 2016 net operating profit being in excess of $10,000 with interest and principal payable monthly on first day of each month commencing May 1, 2017.  Prepayments may be made at any time as the Company’s cash flow allows, as determined by the Sunvalley’s Board of Directors.  In the event that the Condition is not met, such notes shall be deemed null and void.  Both Sunvalley and Rayco agree that the acquisition shall be accounted for as if such acquisition had occurred upon the close of the business on May 15, 2016 (the “Effective Date”), regardless of when the closing in fact occurs.

In accordance with ASC 855, Company management reviewed all material events through the date of this report and there are no material subsequent events to report.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Unaudited Pro forma Combined Balance Sheet as at May 31, 2014

Unaudited Pro forma Combined Statement of Operations for the year ended May 31, 2014

Notes to the Unaudited Pro forma Combined Financial Statements

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On May 15, 2016, Sunvalley Solar, Inc. “Sunvalley”, entered into a purchase agreement with Rayco Energy, Inc., “Rayco” wherein Sunvalley sold all of the issued and outstanding shares of its common stock.

The following Unaudited Pro Forma Combined Financial Statements give effect to the aforementioned acquisition based on the assumptions and adjustments set forth in the accompanying notes to the Unaudited Pro Forma Combined Financial Statements, which management believes are reasonable.  The Unaudited Pro Forma Combined Balance Sheet and Combined Statement of Operations, represents the combined financial position and operations of Sunvalley and Rayco as of March 31, 2016  as if the merger occurred on January 1, 2016. These unaudited Pro Forma Combined Financial Statements and accompanying notes should be read in conjunction with the audited historical financial statements and related notes of NGRC.

The Unaudited Pro Forma Combined financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved if the merger of Sunvalley and RAyco had been consummated as of the beginning of the period indicated, nor is it necessarily indicative of the results of future operations.

Sunvalley Solar, Inc.
Proforma Combined Balance Sheet
March 31, 2016

						Adjusted
	Sunvalley	Rayco	Combined	Pro Forma		Pro Forma
	Solar, Inc.	Energy, Inc.	Totals	Adjustments	REF	Totals
ASSETS

CURRENT ASSETS
Cash	$1,032,740	$51,192	$1,083,932	$-		$1,083,932
Restricted cash	37,500	-	37,500	-		37,500
Accounts receivable, net	2,022,549	333,371	2,355,920	-		2,355,920
Inventory	107,870	36,670	144,540	-		144,540
Costs in excess of billings	161,899	-	161,899	-		161,899
Prepaid exoense and other current assets	97,135	-	97,135	-		97,135
Total Current Assets	3,459,693	421,233	3,880,926	-		3,880,926

PROPERTY AND EQUIPMENT, net	25,240	19,346	44,586	-		44,586

OTHER ASSETS
Deposits	-	3,350	3,350	-		3,350
Customer base	-	-	-	693,219	[1]	693,219
Long-term accounts receivable, net	2,034,805	-	2,034,805	-		2,034,805
Other assets, net	7,757	-	7,757	-		7,757

Total Other Assets	2,042,562	3,350	2,045,912	693,219		2,739,131

TOTAL ASSETS	$5,527,495	$443,929	$5,971,424	$693,219		$6,664,643

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$3,524,366	$943,104	$4,467,470	$-		$4,467,470
Short-term loan	-	85,933	85,933	-		85,933
Related party payable	-	32,611	32,611	-		32,611
Customer deposits	450,212	-	450,212	-		450,212
Accrued warranty	104,870	-	104,870	-		104,870
Advances from contractors	103,389	-	103,389	-		103,389
Current portion of capital lease	2,412	-	2,412	-		2,412
Total Current Liabilities	4,185,249	1,061,648	5,246,897	-		5,246,897

TOTAL LIABILITIES	4,185,249	1,061,648	5,246,897	-		5,246,897

STOCKHOLDERS' EQUITY

Preferred stock - Class A	1,000	-	1,000	-		1,000
Preferred Stock - Class B	2,000	-	2,000	76	[1]	2,076
Common stock	4,358	3	4,361	(3)	[1]	4,361
Additional paid-in capital	5,614,486	(3)	5,614,483	75,427	[1]	5,689,907
Retained earnings	(4,279,598)	(617,719)	(4,897,317)	617,719	[1]	(4,279,598)

Total Stockholders' Equity	1,342,246	(617,719)	724,527	693,219		1,417,746

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$5,527,495	$443,929	$5,971,424	$693,219		$6,664,643

Sunvalley Solar, Inc.
Proforma Combined Statements of Operations
For the Year Ended December 31, 2015

					Pro-Forma
					Adjusted
	Sunvalley	Rayco	Combined	Pro Forma	Combined
	Solar, Inc.	Energy, Inc.	Totals	Adjustments	Totals
REVENUES	$5,788,177	$2,619,404	$8,407,581	$-	$8,407,581
COST OF SALES	4,268,743	2,662,064	6,930,807	-	6,930,807

GROSS PROFIT (LOSS)	1,519,434	(42,660)	1,476,774	-	1,476,774

OPERATING EXPENSES

Salaries and wages	-	390,580	390,580	-	390,580
General and administrative	1,322,360	344,071	1,666,431	-	1,666,431
Professional fees	-	37,545	37,545	-	37,545

Total Costs and Expenses	1,322,360	772,196	2,094,556	-	2,094,556

OPERATING INCOME (LOSS)	197,074	(814,856)	(617,782)	-	(617,782)

OTHER INCOME (EXPENSE)

Other income	1,438	-	1,438	-	1,438
Other expense	(2,701)	(7,166)	(9,867)	-	(9,867)

Total Other Income (Expense)	(1,263)	(7,166)	(8,429)	-	(8,429)

LOSS BEFORE INCOME TAXES	195,811	(822,022)	(626,211)	-	(626,211)
PROVISION FOR INCOME TAXES	-	-	-	-	-

NET INCOME (LOSS)	$195,811	$(822,022)	$(626,211)	$-	$(626,211)

Sunvalley Solar, Inc.
Proforma Combined Statements of Operations
For the Three Months Ended March 31, 2016

					Pro-Forma
					Adjusted
	Sunvalley	Rayco	Combined	Pro Forma	Combined
	Solar, Inc.	Energy, Inc.	Totals	Adjustments	Totals
REVENUES	$-	$965,056	$965,056	$-	$965,056
COST OF SALES	-	537,136	537,136	-	537,136

GROSS PROFIT (LOSS)	-	427,920	427,920	-	427,920

OPERATING EXPENSES

Salaries and wages	-	80,231	80,231	-	80,231
General and administrative	831,295	31,558	862,853	-	862,853
Professional fees	-	6,343	6,343	-	6,343

Total Costs and Expenses	831,295	118,132	949,427	-	949,427

OPERATING INCOME (LOSS)	(831,295)	309,788	(521,507)	-	(521,507)

OTHER INCOME (EXPENSE)

Other income	2,096	13	2,109	-	2,109
Other expense	(147)	(16,897)	(17,044)	-	(17,044)
Loss on disposal of assets	(415)	-	(415)	-	(415)

Total Other Income (Expense)	1,534	(16,884)	(15,350)	-	(15,350)

INCOME (LOSS) BEFORE INCOME TAXES	(829,761)	292,904	(536,857)	-	(536,857)
PROVISION FOR INCOME TAXES	-	-	-	-	-

NET INCOME (LOSS)	$(829,761)	$292,904	$(536,857)	$-	$(536,857)

Notes to Unaudited Pro Forma Combined Financial Statements

1.

Basis of Presentation

Effective May 15, 2016, Sunvalley Solar, Inc. “Sunvalley”, entered into a purchase agreement with Rayco Energy, Inc., “Rayco” wherein Sunvalley sold all of the issued and outstanding shares of its common stock.

The pro forma, combined balance sheets and statements of operations of Sunvalley Solar, Inc. are presented here as of March 31, 2016 and December 31, 2015.

2.

Pro Forma Adjustments

The pro forma adjustments reflect the issuance of 75,000 shares of Sunvalley Solar, Inc. preferred stock to shareholders of Rayco Energy, Inc. in exchange for all issued and outstanding shares of Rayco Energy, Inc.  This entry also reflects the elimination of equity balances, including the common stock of Rayco Energy, Inc., retained earnings, as well as both the recognition of previously unrecognized goodwill and customer lists of Rayco Energy, Inc.

{00102313.1 / 0919-001}